Exhibit 10.4

Supplementary Contract

Party A: Guangzhou XiaoXiang Health Industry Co., LTD

PartyB: Heilongjiang Hengyuan Food Co., Ltd.

In accordance with the principle of mutual benefit, Party A and Party B hereby enter into the following supplementary agreements by adding some provisions based on the original contract through friendly consultations.

1. The added provisions of the agreement is:

1.1 The product called Jasmine Beauty under the original contract (hereinafter referred to as the “Agreement Product”) is jointly developed by Party A and Party B, and both parties have the obligation to keep the confidential formula of the agreement product. Party B represents and warrants that the formula of the agreement product is only for the use of the product of Party A, and it must not disclose or sell the detailed information of the agreement product formula to a third party.

1.2 Party A shall have the exclusive right to sell the Products (including the formula of the Products) hereunder and shall sell the products within and outside the People’s Republic Of China. Party B shall not sell the Products online or offline by itself, and it shall not authorize any third party to sell the Products.

2. After this agreement comes into effect, it becomes an integral part of the original contract and has the same legal effect as the original contract. When this agreement conflicts with the original contract, this agreement shall prevail.

3. This agreement is made in two originals, with one held by Party A and one held by Party B. Both originals with equal legal effect and shall come into force upon being signed and sealed by both parties.

Name of Party A: Guangzhou XiaoXiang Health Industry Co. LTD

(Seal)
________________________
________________________

Signature of the representative: _______________________

Date: ___________________________________________

Name of Party B: Heilongjiang Hengyuan Food Co., Ltd.

(Seal)
______________________
_______________________

Signature of the representative: _______________________

Date:___________________________________________